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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): December 21, 1999

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                                 NABISCO, INC.
             (Exact Name of Registrant as Specified in its Charter)

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
          NEW JERSEY                      1-1021                   13-1841519
 (State or other jurisdiction    (Commission File Number)       (I.R.S. Employer
              of                                             Identification Number)
        incorporation)
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
          7 CAMPUS DRIVE
      PARSIPPANY, NEW JERSEY
 (Address of Principal Executive                        07054
             Offices)                                 (Zip Code)
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                                 (973) 682-5000
              (Registrant's telephone number, including area code)

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         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS.

    Attached hereto and incorporated herein by reference are (i) Distribution Agreement, dated December 21, 1999 by and among Nabisco, Inc., Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Chase Securities Inc., Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon Smith Barney Inc. and Warburg Dillon Read LLC, relating to the issuance and sale from time to time by Nabisco, Inc. of up to $1,000,000,000 aggregate public offering price of Medium Term Notes pursuant to Registration Statement No. 333-66025 (the "Offering"); and (ii) forms of Medium-Term Notes relating to the Offering.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

    Not applicable.

(b) PRO FORMA FINANCIAL INFORMATION

    Not applicable.

(c) EXHIBITS

    Exhibit 1.1        Distribution Agreement, dated December 21, 1999.

    Exhibit 4.1        Form of Medium-Term Note (Fixed Rate).

    Exhibit 4.2        Form of Medium-Term Note (Floating Rate).

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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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
                                                       NABISCO, INC.

                                                       By:  /s/ ROBERT K. DEVRIES
                                                            -----------------------------------------
                                                            Name: Robert K. DeVries
                                                            Title: Vice President
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Date: January 5, 2000

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